EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS THIRD QUARTER 2023 RESULTS
DALLAS, November 8, 2023 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the third quarter ended September 30, 2023. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2023, with the third quarter ended September 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Three paths to growth:
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

THIRD QUARTER 2023 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(12.0) million, or $(3.87) per diluted share. Adjusted net income for the quarter was $7.8 million, or $0.96 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $73.3 million, reflecting a 7.9% growth rate over the prior year quarter.
•Adjusted EBITDA for the quarter was $11.8 million.
•At the end of the third quarter, the Company had approximately $7.9 billion of gross assets under management.
•As of September 30, 2023, the Company had corporate cash of approximately $19.0 million.

ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities recently completed the offering of a non-traded preferred equity security for Braemar Hotels & Resorts Inc. (“Braemar”) (NYSE: BHR) placing approximately $460 million. Ashford Securities currently has two offerings in the market: (1) a non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT) and (2) a growth oriented private offering targeting investments in all types of commercial real estate in the state of Texas (“Texas Strategic Growth Fund”).

Ashford Reports Third Quarter Results

November 8, 2023

Ashford Trust has issued $76.8 million of its Series J and Series K Redeemable Preferred Stock through Ashford Securities since the offering commenced, including $28.3 million during the quarter. In connection with the Ashford Trust offering of Series J & K Redeemable Preferred Stock, Ashford Securities has assembled a syndicate of 40 broker-dealers and RIA firms.
During the quarter, Ashford invested $2.5 million in the Texas Strategic Growth Fund. The proceeds from that investment, along with other funds raised, were used to make an equity investment in a multi-family property located in San Antonio.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and has experienced significant growth in its third-party business. In the third quarter, Remington generated hotel management fee revenue of $12.4 million, Net Income Attributable to the Company of $1.1 million, and Adjusted EBITDA of $4.7 million.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 40% of Remington’s managed hotels. At the end of the third quarter, Remington managed 121 properties that were open and operating – 49 under third-party management agreements and 72 for Ashford Trust and Braemar – located in 26 states and Washington, D.C. across 26 brands, including 13 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, and creative services, making it a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. In the third quarter, INSPIRE had audio visual revenue of $30.6 million, Net Loss Attributable to the Company of $(1.1) million, and Adjusted EBITDA of $0.8 million.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and during the third quarter, Premier signed 5 third-party engagements, totaling $0.5 million in expected fees. In the third quarter, Premier generated $7.4 million of design and construction fee revenue, Net Loss Attributable to the Company of $(0.1) million, and Adjusted EBITDA of $2.7 million.

Ashford Reports Third Quarter Results

November 8, 2023

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. During the third quarter, RED Hospitality generated $8.4 million of revenue, Net Loss Attributable to the Company of $(0.3) million, and $0.9 million of Adjusted EBITDA.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(12.0) million, or $(3.87) per diluted share. Adjusted net income for the quarter was $7.8 million, or $0.96 per diluted share.
For the quarter ended September 30, 2023, base advisory fee revenue was $11.5 million. The base advisory fee revenue in the third quarter was comprised of $8.1 million from Ashford Trust and $3.4 million from Braemar.
Adjusted EBITDA for the quarter was $11.8 million.
CAPITAL STRUCTURE
At the end of the third quarter, the Company had approximately $7.9 billion of gross assets under management from its advised platforms. The Company had corporate cash of $19.0 million and 8.2 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated with its Series D convertible preferred stock. The Company had $127.5 million of loans as of September 30, 2023.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $82.5 million for the third quarter.
•Third quarter Comparable RevPAR increased 4.0% over the prior year quarter.
•During the quarter, Ashford Trust announced that its Crowne Plaza La Concha Hotel in Key West, Florida is on track to convert to a Marriott Autograph Collection® property in 2024 at which time it will be rebranded to La Concha Key West.
•Subsequent to quarter end, Ashford Trust announced that it entered into a new franchise agreement with Marriott International to convert its Le Pavillon Hotel in New Orleans, Louisiana to a Tribute Portfolio property during the first quarter of 2024.
•To date, Ashford Trust has issued approximately $76.8 million of its non-traded preferred stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $27.0 million for the third quarter.
•Third quarter Comparable RevPAR was $264.
•During the quarter, the Company announced the planned conversion of its Mr. C Beverly Hills Hotel to Hilton’s LXR brand under the new name, Cameo Beverly Hills.
•During the quarter, Braemar completed a $200 million corporate financing consisting of a $150 million term loan and a $50 million credit facility.
•During the quarter, the Company upsized and extended its loan secured by the Four Seasons Resort Scottsdale at Troon North.
•Subsequent to quarter end, the Company extended its loan secured by the Ritz-Carlton Lake Tahoe.

Ashford Reports Third Quarter Results

November 8, 2023

TEXAS STRATEGIC GROWTH FUND HIGHLIGHTS
•Including the Company’s $2.5 million investment, the fund has raised approximately $6 million of capital.
•Completed first equity investment of $5 million in a 466-unit multi-family property in San Antonio, TX.

“The lodging industry continues to perform well despite a normalization of leisure travel and general macroeconomic concerns,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “While we reported solid revenue growth at INSPIRE, Premier and RED Hospitality, our margins were negatively impacted as those businesses resume more normalized staffing levels compared to the prior year quarter, and we continue to be encouraged with the pace of capital raising at Ashford Securities.”

Mr. Bennett concluded, “Moving forward, we will continue to focus on growing our third-party business for our portfolio companies and growing our assets under management at our advised platforms.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, November 9, 2023, at 12:00 p.m. ET. The number to call for this interactive teleconference is (646) 960-0375. A replay of the conference call will be available through Thursday, November 16, 2023, by dialing (647) 362-9199 and entering the confirmation number, 1818099.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2023 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com, on Thursday, November 9, 2023, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

Ashford Reports Third Quarter Results

November 8, 2023

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$28,018	$44,390
Restricted cash	36,215	37,058
Restricted investment	88	303
Accounts receivable, net of allowance of $1,251 and $175, respectively	31,038	17,615
Due from affiliates	575	463
Due from Ashford Trust	7,625	—
Due from Braemar	—	11,828
Inventories	2,544	2,143
Prepaid expenses and other	14,062	11,226
Total current assets	120,165	125,026
Investments	7,542	4,217
Property and equipment, net	54,942	41,791
Operating lease right-of-use assets	22,140	23,844
Goodwill	61,013	58,675
Intangible assets, net	216,184	226,544
Other assets, net	1,118	2,259
Total assets	$483,104	$482,356
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$42,067	$56,079
Dividends payable	28,318	27,285
Due to affiliates	49	15
Due to Ashford Trust	—	1,197
Due to Braemar	3,533	—
Deferred income	673	444
Notes payable, net	4,145	5,195
Finance lease liabilities	426	1,456
Operating lease liabilities	4,076	3,868
Claims liabilities and other	32,677	25,630
Total current liabilities	115,964	121,169
Deferred income	7,971	7,356
Deferred tax liability, net	27,613	27,873
Deferred compensation plan	1,370	2,849
Notes payable, net	119,241	89,680
Finance lease liabilities	2,947	1,962
Operating lease liabilities	20,180	20,082
Other liabilities	3,716	3,237
Total liabilities	299,002	274,208

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022	478,000	478,000
Redeemable noncontrolling interests	1,764	1,614
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,317,786 and 3,181,585 shares issued and 3,213,975 and 3,110,044 shares outstanding at September 30, 2023 and December 31, 2022, respectively	3	3
Additional paid-in capital	299,365	297,715
Accumulated deficit	(595,717)	(568,482)
Accumulated other comprehensive income (loss)	(30)	78
Treasury stock, at cost, 103,811 and 71,541 shares at September 30, 2023 and December 31, 2022, respectively	(1,331)	(947)
Total equity (deficit) of the Company	(297,710)	(271,633)
Noncontrolling interests in consolidated entities	2,048	167
Total equity (deficit)	(295,662)	(271,466)
Total liabilities, mezzanine equity and equity (deficit)	$483,104	$482,356

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
REVENUE
Advisory services fees:
Base advisory fees	$11,514	$12,124	$35,539	$35,637
Incentive advisory fees	67	—	201	—
Other advisory revenue	131	131	389	389
Hotel management fees:
Base management fees	9,159	9,285	28,557	24,943
Incentive management fees	925	2,242	3,966	6,113
Other management fees	2,307	1,349	6,933	2,418
Design and construction fees	7,430	6,276	21,964	15,538
Audio visual	30,641	26,159	112,347	87,101
Other	11,175	10,391	32,057	33,902
Cost reimbursement revenue	107,866	96,651	317,094	259,979
Total revenues	181,215	164,608	559,047	466,020
EXPENSES
Salaries and benefits	22,268	19,454	66,727	51,686
Stock/unit-based compensation	464	1,921	1,944	3,591
Cost of revenues for design and construction	2,975	1,789	9,430	5,905
Cost of revenues for audio visual	23,876	19,884	81,697	61,042
Depreciation and amortization	7,084	8,096	21,074	23,740
General and administrative	10,698	8,343	32,220	25,425
Other	5,377	5,750	17,163	16,886
Reimbursed expenses	107,869	96,576	317,023	259,665
Total operating expenses	180,611	161,813	547,278	447,940
OPERATING INCOME (LOSS)	604	2,795	11,769	18,080
Equity in earnings (loss) of unconsolidated entities	(327)	(147)	(1,174)	110
Interest expense	(3,650)	(2,966)	(9,909)	(6,781)
Amortization of loan costs	(269)	(219)	(775)	(524)
Interest income	522	76	1,239	195
Realized gain (loss) on investments	(80)	(3)	(160)	(74)
Other income (expense)	(75)	(22)	259	(134)
INCOME (LOSS) BEFORE INCOME TAXES	(3,275)	(486)	1,249	10,872
Income tax (expense) benefit	205	(617)	(1,642)	(5,971)
NET INCOME (LOSS)	(3,070)	(1,103)	(393)	4,901
Net (income) loss from consolidated entities attributable to noncontrolling interests	190	272	692	830
Net (income) loss attributable to redeemable noncontrolling interests	(111)	(158)	(399)	(290)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(2,991)	(989)	(100)	5,441
Preferred dividends, declared and undeclared	(9,054)	(9,029)	(27,132)	(27,422)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(12,045)	$(10,018)	$(27,232)	$(21,981)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(3.87)	$(3.38)	$(8.88)	$(7.59)
Weighted average common shares outstanding - basic	3,116	2,960	3,065	2,895
Diluted:
Net income (loss) attributable to common stockholders	$(3.87)	$(3.38)	$(9.18)	$(7.64)
Weighted average common shares outstanding - diluted	3,116	2,960	3,130	2,960

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(3,070)	$(1,103)	$(393)	$4,901
Net (income) loss from consolidated entities attributable to noncontrolling interests	190	272	692	830
Net (income) loss attributable to redeemable noncontrolling interests	(111)	(158)	(399)	(290)
Net income (loss) attributable to the company	(2,991)	(989)	(100)	5,441
Interest expense	3,657	2,967	9,914	6,783
Amortization of loan costs	268	219	773	524
Depreciation and amortization	8,998	9,603	26,222	27,782
Income tax expense (benefit)	(205)	617	1,642	5,971
Net income (loss) attributable to unitholders redeemable noncontrolling interests	111	158	399	290
EBITDA	9,838	12,575	38,850	46,791
Deferred compensation plans	(689)	(78)	(1,479)	(567)
Stock/unit-based compensation	465	1,912	1,944	3,663
Change in contingent consideration fair value	130	300	430	300
Transaction costs	685	501	1,307	2,369
Loss on disposal of assets	13	58	1,032	822
Reimbursed software costs, net	—	(75)	(74)	(312)
Legal, advisory and settlement costs	117	300	1,043	1,163
Severance and executive recruiting costs	785	731	3,061	1,459
Amortization of hotel signing fees and lock subsidies	334	160	879	511
Other (gain) loss	89	27	214	156
Adjusted EBITDA	$11,767	$16,411	$47,207	$56,355

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(3,070)	$(1,103)	$(393)	$4,901
Net (income) loss from consolidated entities attributable to noncontrolling interests	190	272	692	830
Net (income) loss attributable to redeemable noncontrolling interests	(111)	(158)	(399)	(290)
Preferred dividends, declared and undeclared	(9,054)	(9,029)	(27,132)	(27,422)
Net income (loss) attributable to common stockholders	(12,045)	(10,018)	(27,232)	(21,981)
Amortization of loan costs	268	219	773	524
Depreciation and amortization	8,998	9,603	26,222	27,782
Net income (loss) attributable to unitholders redeemable noncontrolling interests	111	158	399	290
Preferred dividends, declared and undeclared	9,054	9,029	27,132	27,422
Deferred compensation plans	(689)	(78)	(1,479)	(567)
Stock/unit-based compensation	465	1,912	1,944	3,663
Change in contingent consideration fair value	130	300	430	300
Transaction costs	685	501	1,307	2,369
Loss on disposal of assets	13	58	1,032	822
Non-cash interest from finance lease	—	160	—	487
Reimbursed software costs, net	—	(75)	(74)	(312)
Legal, advisory and settlement costs	117	300	1,043	1,163
Severance and executive recruiting costs	785	731	3,061	1,459
Amortization of hotel signing fees and lock subsidies	334	160	879	511
Other (gain) loss	89	27	214	156
GAAP income tax expense (benefit)	(205)	617	1,642	5,971
Adjusted income tax (expense) benefit (1)	(311)	(1,825)	(3,468)	(9,593)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$7,799	$11,779	$33,825	$40,466
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$0.96	$1.48	$4.19	$5.24
Weighted average diluted shares	8,154	7,932	8,066	7,729

Components of weighted average diluted shares
Common shares	3,116	2,960	3,065	2,895
Series D convertible preferred stock	4,234	4,221	4,230	4,218
Deferred compensation plan	223	205	214	203
Acquisition related shares	472	376	443	269
Restricted shares and units	109	170	114	144
Weighted average diluted shares	8,154	7,932	8,066	7,729

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$205	$(617)	$(1,642)	$(5,971)
Less deferred income tax (expense) benefit	516	1,208	1,826	3,622
Adjusted income tax (expense) benefit (1)	$(311)	$(1,825)	$(3,468)	$(9,593)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2023				Three Months Ended September 30, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,121	$—	$—	$8,121	$8,855	$—	$—	$8,855
Base advisory fees - Braemar	3,393	—	—	3,393	3,269	—	—	3,269
Incentive advisory fees - Braemar	67	—	—	67	—	—	—	—
Other advisory revenue - Braemar	131	—	—	131	131	—	—	131
Hotel management fees:
Base management fees	—	9,159	—	9,159	—	9,285	—	9,285
Incentive management fees	—	925	—	925	—	2,242	—	2,242
Other management fees	—	2,307	—	2,307	—	1,349	—	1,349
Design and construction fees	—	7,430	—	7,430	—	6,276	—	6,276
Audio visual	—	30,641	—	30,641	—	26,159	—	26,159
Other	40	11,135	—	11,175	—	10,391	—	10,391
Cost reimbursement revenue	7,386	97,672	2,808	107,866	7,798	84,232	4,621	96,651
Total revenues	19,138	159,269	2,808	181,215	20,053	139,934	4,621	164,608
EXPENSES
Salaries and benefits	—	13,480	9,477	22,957	—	11,099	8,433	19,532
Deferred compensation plans	—	7	(696)	(689)	—	17	(95)	(78)
Stock/unit-based compensation	—	49	415	464	—	93	1,828	1,921
Cost of audio visual revenues	—	23,876	—	23,876	—	19,884	—	19,884
Cost of design and construction revenues	—	2,975	—	2,975	—	1,789	—	1,789
Depreciation and amortization	368	6,689	27	7,084	853	7,179	64	8,096
General and administrative	—	8,416	2,282	10,698	—	6,593	1,750	8,343
Other	—	5,377	—	5,377	—	5,750	—	5,750
Reimbursed expenses	4,402	97,630	2,808	104,840	3,147	84,170	4,621	91,938
REIT stock/unit-based compensation	2,987	42	—	3,029	4,576	62	—	4,638
Total operating expenses	7,757	158,541	14,313	180,611	8,576	136,636	16,601	161,813
OPERATING INCOME (LOSS)	11,381	728	(11,505)	604	11,477	3,298	(11,980)	2,795
Other	—	(1,369)	(2,510)	(3,879)	—	(1,386)	(1,895)	(3,281)
INCOME (LOSS) BEFORE INCOME TAXES	11,381	(641)	(14,015)	(3,275)	11,477	1,912	(13,875)	(486)
Income tax (expense) benefit	(2,780)	267	2,718	205	(2,849)	(119)	2,351	(617)
NET INCOME (LOSS)	8,601	(374)	(11,297)	(3,070)	8,628	1,793	(11,524)	(1,103)
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	177	13	190	—	272	—	272
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(111)	(111)	—	—	(158)	(158)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,601	(197)	(11,395)	(2,991)	8,628	2,065	(11,682)	(989)
Preferred dividends, declared and undeclared	—	—	(9,054)	(9,054)	—	—	(9,029)	(9,029)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,601	$(197)	$(20,449)	$(12,045)	$8,628	$2,065	$(20,711)	$(10,018)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended September 30, 2023				Three Months Ended September 30, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,601	$(197)	$(20,449)	$(12,045)	$8,628	$2,065	$(20,711)	$(10,018)
Preferred dividends, declared and undeclared	—	—	9,054	9,054	—	—	9,029	9,029
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,601	(197)	(11,395)	(2,991)	8,628	2,065	(11,682)	(989)
Interest expense	—	901	2,756	3,657	—	1,166	1,801	2,967
Amortization of loan costs	—	51	217	268	—	33	186	219
Depreciation and amortization	368	8,603	27	8,998	853	8,686	64	9,603
Income tax expense (benefit)	2,780	(267)	(2,718)	(205)	2,849	119	(2,351)	617
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	111	111	—	—	158	158
EBITDA	11,749	9,091	(11,002)	9,838	12,330	12,069	(11,824)	12,575
Deferred compensation plans	—	7	(696)	(689)	—	17	(95)	(78)
Stock/unit-based compensation	—	50	415	465	—	84	1,828	1,912
Change in contingent consideration fair value	—	130	—	130	—	300	—	300
Transaction costs	—	224	461	685	—	682	(181)	501
Loss on disposal of assets	—	13	—	13	—	58	—	58
Reimbursed software costs, net	—	—	—	—	(75)	—	—	(75)
Legal, advisory and settlement costs	—	20	97	117	—	78	222	300
Severance and executive recruiting costs	—	15	770	785	—	24	707	731
Amortization of hotel signing fees and lock subsidies	—	334	—	334	—	160	—	160
Other (gain) loss	—	89	—	89	—	27	—	27
Adjusted EBITDA	11,749	9,973	(9,955)	11,767	12,255	13,499	(9,343)	16,411
Interest expense	—	(901)	(2,756)	(3,657)	—	(1,166)	(1,801)	(2,967)
Non-cash interest from finance lease	—	—	—	—	—	160	—	160
Adjusted income tax (expense) benefit	(2,609)	(949)	3,247	(311)	(3,022)	(1,817)	3,014	(1,825)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,140	$8,123	$(9,464)	$7,799	$9,233	$10,676	$(8,130)	$11,779

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.76	$(0.06)	$(6.56)	$(3.87)	$2.91	$0.70	$(7.00)	$(3.38)
Weighted average common shares outstanding - diluted	3,116	3,116	3,116	3,116	2,960	2,960	2,960	2,960
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.12	$1.00	$(1.16)	$0.96	$1.16	$1.35	$(1.02)	$1.48
Weighted average diluted shares	8,154	8,154	8,154	8,154	7,932	7,932	7,932	7,932
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$24,839	$—	$—	$24,839	$26,202	$—	$—	$26,202
Base advisory fees - Braemar	10,700	—	—	10,700	9,435	—	—	9,435
Incentive advisory fees - Braemar	201	—	—	201	—	—	—	—
Other advisory revenue - Braemar	389	—	—	389	389	—	—	389
Hotel management fees:
Base management fees	—	28,557	—	28,557	—	24,943	—	24,943
Incentive management fees	—	3,966	—	3,966	—	6,113	—	6,113
Other management fees	—	6,933	—	6,933	—	2,418	—	2,418
Design and construction fees	—	21,964	—	21,964	—	15,538	—	15,538
Audio visual	—	112,347	—	112,347	—	87,101	—	87,101
Other	220	31,837	—	32,057	16	33,886	—	33,902
Cost reimbursement revenue	23,967	284,039	9,088	317,094	22,626	228,919	8,434	259,979
Total revenues	60,316	489,643	9,088	559,047	58,668	398,918	8,434	466,020
EXPENSES
Salaries and benefits	—	39,660	28,546	68,206	—	28,785	23,468	52,253
Deferred compensation plans	—	30	(1,509)	(1,479)	—	53	(620)	(567)
Stock/unit-based compensation	—	157	1,787	1,944	—	270	3,321	3,591
Cost of audio visual revenues	—	81,697	—	81,697	—	61,042	—	61,042
Cost of design and construction revenues	—	9,430	—	9,430	—	5,905	—	5,905
Depreciation and amortization	1,253	19,694	127	21,074	2,558	20,848	334	23,740
General and administrative	—	25,004	7,216	32,220	—	18,328	7,097	25,425
Other	1,032	16,131	—	17,163	706	16,150	30	16,886
Reimbursed expenses	13,872	283,896	9,088	306,856	9,410	228,705	8,434	246,549
REIT stock/unit-based compensation	10,024	143	—	10,167	12,902	214	—	13,116
Total operating expenses	26,181	475,842	45,255	547,278	25,576	380,300	42,064	447,940
OPERATING INCOME (LOSS)	34,135	13,801	(36,167)	11,769	33,092	18,618	(33,630)	18,080
Other	—	(3,345)	(7,175)	(10,520)	—	(3,334)	(3,874)	(7,208)
INCOME (LOSS) BEFORE INCOME TAXES	34,135	10,456	(43,342)	1,249	33,092	15,284	(37,504)	10,872
Income tax (expense) benefit	(8,244)	(4,844)	11,446	(1,642)	(8,196)	(5,695)	7,920	(5,971)
NET INCOME (LOSS)	25,891	5,612	(31,896)	(393)	24,896	9,589	(29,584)	4,901
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	679	13	692	—	830	—	830
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(399)	(399)	—	—	(290)	(290)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	25,891	6,291	(32,282)	(100)	24,896	10,419	(29,874)	5,441
Preferred dividends, declared and undeclared	—	—	(27,132)	(27,132)	—	—	(27,422)	(27,422)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$25,891	$6,291	$(59,414)	$(27,232)	$24,896	$10,419	$(57,296)	$(21,981)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$25,891	$6,291	$(59,414)	$(27,232)	$24,896	$10,419	$(57,296)	$(21,981)
Preferred dividends, declared and undeclared	—	—	27,132	27,132	—	—	27,422	27,422
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	25,891	6,291	(32,282)	(100)	24,896	10,419	(29,874)	5,441
Interest expense	—	2,274	7,640	9,914	—	3,282	3,501	6,783
Amortization of loan costs	—	149	624	773	—	135	389	524
Depreciation and amortization	1,253	24,842	127	26,222	2,558	24,890	334	27,782
Income tax expense (benefit)	8,244	4,844	(11,446)	1,642	8,196	5,695	(7,920)	5,971
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	399	399	—	—	290	290
EBITDA	35,388	38,400	(34,938)	38,850	35,650	44,421	(33,280)	46,791
Deferred compensation plans	—	30	(1,509)	(1,479)	—	53	(620)	(567)
Stock/unit-based compensation	—	157	1,787	1,944	—	342	3,321	3,663
Change in contingent consideration fair value	—	430	—	430	—	300	—	300
Transaction costs	—	589	718	1,307	—	1,777	592	2,369
Loss on disposal of assets	1,032	—	—	1,032	706	116	—	822
Reimbursed software costs, net	(74)	—	—	(74)	(312)	—	—	(312)
Legal, advisory and settlement costs	—	619	424	1,043	—	(6)	1,169	1,163
Severance and executive recruiting costs	—	260	2,801	3,061	—	155	1,304	1,459
Amortization of hotel signing fees and lock subsidies	—	879	—	879	—	511	—	511
Other (gain) loss	—	185	29	214	—	69	87	156
Adjusted EBITDA	36,346	41,549	(30,688)	47,207	36,044	47,738	(27,427)	56,355
Interest expense	—	(2,274)	(7,640)	(9,914)	—	(3,282)	(3,501)	(6,783)
Non-cash interest from finance lease	—	—	—	—	—	487	—	487
Adjusted income tax (expense) benefit	(8,063)	(6,325)	10,920	(3,468)	(9,252)	(9,262)	8,921	(9,593)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$28,283	$32,950	$(27,408)	$33,825	$26,792	$35,681	$(22,007)	$40,466

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$8.27	$2.01	$(19.46)	$(9.18)	$8.41	$3.52	$(19.57)	$(7.64)
Weighted average common shares outstanding - diluted	3,130	3,130	3,130	3,130	2,960	2,960	2,960	2,960
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$3.51	$4.09	$(3.40)	$4.19	$3.47	$4.62	$(2.85)	$5.24
Weighted average diluted shares	8,066	8,066	8,066	8,066	7,729	7,729	7,729	7,729
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,159	$—	$—	$—	$—	$—	$9,159
Incentive management fees	925	—	—	—	—	—	925
Other management fees	2,307	—	—	—	—	—	2,307
Design and construction fees	—	7,430	—	—	—	—	7,430
Audio visual	—	—	30,641	—	—	—	30,641
Other	—	—	—	8,375	373	2,387	11,135
Cost reimbursement revenue	94,421	3,175	53	23	—	—	97,672
Total revenues	106,812	10,605	30,694	8,398	373	2,387	159,269
EXPENSES
Salaries and benefits	6,111	821	4,471	1,174	734	169	13,480
Deferred compensation plans	—	—	—	7	—	—	7
Stock/unit-based compensation	21	15	8	5	—	—	49
Cost of audio visual revenues	—	—	23,876	—	—	—	23,876
Cost of design and construction revenues	—	2,975	—	—	—	—	2,975
Depreciation and amortization	3,006	2,882	490	308	3	—	6,689
General and administrative	1,585	889	3,260	2,132	400	150	8,416
Other	219	—	—	4,812	29	317	5,377
Reimbursed expenses	94,417	3,151	39	23	—	—	97,630
REIT stock/unit-based compensation	4	24	14	—	—	—	42
Total operating expenses	105,363	10,757	32,158	8,461	1,166	636	158,541
OPERATING INCOME (LOSS)	1,449	(152)	(1,464)	(63)	(793)	1,751	728
Other	(23)	—	(565)	(455)	(10)	(316)	(1,369)
INCOME (LOSS) BEFORE INCOME TAXES	1,426	(152)	(2,029)	(518)	(803)	1,435	(641)
Income tax (expense) benefit	(314)	8	907	263	—	(597)	267
NET INCOME (LOSS)	1,112	(144)	(1,122)	(255)	(803)	838	(374)
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	187	(10)	177
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,112	$(144)	$(1,122)	$(255)	$(616)	$828	$(197)
Interest expense	—	—	438	444	5	14	901
Amortization of loan costs	—	—	42	9	—	—	51
Depreciation and amortization	3,006	2,882	1,875	835	2	3	8,603
Income tax expense (benefit)	314	(8)	(907)	(263)	—	597	(267)
EBITDA	4,432	2,730	326	770	(609)	1,442	9,091
Deferred compensation plans	—	—	—	7	—	—	7
Stock/unit-based compensation	22	15	8	5	—	—	50
Change in contingent consideration fair value	130	—	—	—	—	—	130
Transaction costs	—	—	115	107	2	—	224
Loss on disposal of assets	—	—	3	10	—	—	13
Legal, advisory and settlement costs	17	—	—	3	—	—	20
Severance and executive recruiting costs	15	—	—	—	—	—	15
Amortization of hotel signing fees and lock subsidies	—	—	334	—	—	—	334
Other (gain) loss	67	—	22	—	—	—	89
Adjusted EBITDA	4,683	2,745	808	902	(607)	1,442	9,973
Interest expense	—	—	(438)	(444)	(5)	(14)	(901)
Adjusted income tax (expense) benefit	(631)	(773)	529	352	—	(426)	(949)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,052	$1,972	$899	$810	$(612)	$1,002	$8,123

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.36	$(0.05)	$(0.36)	$(0.08)	$(0.20)	$0.27	$(0.06)
Weighted average common shares outstanding - diluted	3,116	3,116	3,116	3,116	3,116	3,116	3,116
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.50	$0.24	$0.11	$0.10	$(0.08)	$0.12	$1.00
Weighted average diluted shares	8,154	8,154	8,154	8,154	8,154	8,154	8,154
(1) Represents Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,285	$—	$—	$—	$—	$—	$9,285
Incentive management fees	2,242	—	—	—	—	—	2,242
Other management fees	1,349	—	—		—	—	1,349
Design and construction fees	—	6,276	—	—	—	—	6,276
Audio visual	—	—	26,159	—	—	—	26,159
Other	—	—	—	6,608	389	3,394	10,391
Cost reimbursement revenue	80,880	3,306	38	8	—	—	84,232
Total revenues	93,756	9,582	26,197	6,616	389	3,394	139,934
EXPENSES
Salaries and benefits	5,653	555	3,204	778	588	321	11,099
Deferred compensation plans	—	—	—	17	—	—	17
Stock/unit-based compensation	61	20	7	5	—	—	93
Cost of audio visual revenues	—	—	19,884	—	—	—	19,884
Cost of design and construction revenues	—	1,789	—	—	—	—	1,789
Depreciation and amortization	3,288	2,978	418	175	3	317	7,179
General and administrative	957	707	2,476	1,599	704	150	6,593
Other	300	—	—	3,496	70	1,884	5,750
Reimbursed expenses	80,866	3,276	20	8	—	—	84,170
REIT stock/unit-based compensation	14	30	18	—	—	—	62
Total operating expenses	91,139	9,355	26,027	6,078	1,365	2,672	136,636
OPERATING INCOME (LOSS)	2,617	227	170	538	(976)	722	3,298
Other	53	—	(459)	(206)	—	(774)	(1,386)
INCOME (LOSS) BEFORE INCOME TAXES	2,670	227	(289)	332	(976)	(52)	1,912
Income tax (expense) benefit	(256)	(112)	53	192	—	4	(119)
NET INCOME (LOSS)	2,414	115	(236)	524	(976)	(48)	1,793
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	223	49	272
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$2,414	$115	$(236)	$524	$(753)	$1	$2,065
Interest expense	—	—	345	197	—	624	1,166
Amortization of loan costs	—	—	24	9	—	—	33
Depreciation and amortization	3,288	2,978	1,679	594	3	144	8,686
Income tax expense (benefit)	256	112	(53)	(192)	—	(4)	119
EBITDA	5,958	3,205	1,759	1,132	(750)	765	12,069
Stock/unit-based compensation	52	20	7	5	—	—	84
Deferred compensation plans	—	—	—	17	—	—	17
Change in contingent consideration fair value	300	—	—	—	—	—	300
Transaction costs	445	—	11	226	—	—	682
Loss on disposal of assets	—	—	58	—	—	—	58
Legal, advisory and settlement costs	4	—	38	36	—	—	78
Severance and executive recruiting costs	16	—	—	8	—	—	24
Amortization of hotel signing fees and lock subsidies	—	—	153	—	7	—	160
Other (gain) loss	(18)	30	15	—	—	—	27
Adjusted EBITDA	6,757	3,255	2,041	1,424	(743)	765	13,499
Interest expense	—	—	(345)	(197)	—	(624)	(1,166)
Non-cash interest from finance lease	—	—	—	—	—	160	160
Adjusted income tax (expense) benefit	(1,283)	(917)	143	274	—	(34)	(1,817)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$5,474	$2,338	$1,839	$1,501	$(743)	$267	$10,676

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.82	$0.04	$(0.08)	$0.18	$(0.25)	$—	$0.70
Weighted average common shares outstanding - diluted	2,960	2,960	2,960	2,960	2,960	2,960	2,960
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.69	$0.29	$0.23	$0.19	$(0.09)	$0.03	$1.35
Weighted average diluted shares	7,932	7,932	7,932	7,932	7,932	7,932	7,932
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$28,557	$—	$—	$—	$—	$—	$28,557
Incentive management fees	3,966	—	—	—	—	—	3,966
Other management fees	6,933	—	—	—	—	—	6,933
Design and construction fees	—	21,964	—	—	—	—	21,964
Audio visual	—	—	112,347	—	—	—	112,347
Other	3	—	—	25,797	1,184	4,853	31,837
Cost reimbursement revenue	274,995	8,816	159	69	—	—	284,039
Total revenues	314,454	30,780	112,506	25,866	1,184	4,853	489,643
EXPENSES
Salaries and benefits	18,174	2,025	13,529	3,072	2,135	725	39,660
Deferred compensation plans	—	—	—	30	—	—	30
Stock/unit-based compensation	56	63	22	16	—	—	157
Cost of audio visual revenues	—	—	81,697	—	—	—	81,697
Cost of design and construction revenues	—	9,430	—	—	—	—	9,430
Depreciation and amortization	8,836	8,648	1,420	775	9	6	19,694
General and administrative	4,848	2,709	9,177	6,286	1,615	369	25,004
Other	1,246	—	—	14,008	141	736	16,131
Reimbursed expenses	274,975	8,734	118	69	—	—	283,896
REIT stock/unit-based compensation	20	82	41	—	—	—	143
Total operating expenses	308,155	31,691	106,004	24,256	3,900	1,836	475,842
OPERATING INCOME (LOSS)	6,299	(911)	6,502	1,610	(2,716)	3,017	13,801
Other	23	—	(1,385)	(746)	(76)	(1,161)	(3,345)
INCOME (LOSS) BEFORE INCOME TAXES	6,322	(911)	5,117	864	(2,792)	1,856	10,456
Income tax (expense) benefit	(1,531)	182	(3,000)	(16)	—	(479)	(4,844)
NET INCOME (LOSS)	4,791	(729)	2,117	848	(2,792)	1,377	5,612
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	647	32	679
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$4,791	$(729)	$2,117	$848	$(2,145)	$1,409	$6,291
Interest expense	—	—	1,109	1,138	9	18	2,274
Amortization of loan costs	—	—	121	28	—	—	149
Depreciation and amortization	8,836	8,648	5,127	2,209	7	15	24,842
Income tax expense (benefit)	1,531	(182)	3,000	16	—	479	4,844
EBITDA	15,158	7,737	11,474	4,239	(2,129)	1,921	38,400
Deferred compensation plans	—	—	—	30	—	—	30
Stock/unit-based compensation	56	63	22	16	—	—	157
Change in contingent consideration fair value	430	—	—	—	—	—	430
Transaction costs	(123)	—	115	548	49	—	589
Loss on disposal of assets	—	—	(10)	10	—	—	—
Legal, advisory and settlement costs	611	—	—	8	—	—	619
Severance and executive recruiting costs	123	—	102	—	—	35	260
Amortization of hotel signing fees and lock subsidies	—	—	864	—	15	—	879
Other (gain) loss	(3)	—	188	—	—	—	185
Adjusted EBITDA	16,252	7,800	12,755	4,851	(2,065)	1,956	41,549
Interest expense	—	—	(1,109)	(1,138)	(9)	(18)	(2,274)
Adjusted income tax (expense) benefit	(2,841)	(1,944)	(1,302)	322	—	(560)	(6,325)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$13,411	$5,856	$10,344	$4,035	$(2,074)	$1,378	$32,950

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$1.53	$(0.23)	$0.68	$0.27	$(0.69)	$0.45	$2.01
Weighted average common shares outstanding - diluted	3,130	3,130	3,130	3,130	3,130	3,130	3,130
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.66	$0.73	$1.28	$0.50	$(0.26)	$0.17	$4.09
Weighted average diluted shares	8,066	8,066	8,066	8,066	8,066	8,066	8,066
(1) Represents Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$24,943	$—	$—	$—	$—	$—	$24,943
Incentive management fees	6,113	—	—	—	—	—	6,113
Other management fees	2,418	—	—	—	—	—	2,418
Design and construction fees	—	15,538	—	—	—	—	15,538
Audio visual	—	—	87,101	—	—	—	87,101
Other	181	—	—	20,337	1,180	12,188	33,886
Cost reimbursement revenue	221,407	7,355	134	17	4	2	228,919
Total revenues	255,062	22,893	87,235	20,354	1,184	12,190	398,918
EXPENSES
Salaries and benefits	13,920	1,545	8,557	2,114	1,901	748	28,785
Deferred compensation plans	—	—	—	53	—	—	53
Stock/unit-based compensation	161	52	44	13	—	—	270
Cost of audio visual revenues	—	—	61,042	—	—	—	61,042
Cost of design and construction revenues	—	5,905	—	—	—	—	5,905
Depreciation and amortization	9,107	8,914	1,358	501	9	959	20,848
General and administrative	2,835	2,285	6,734	3,978	1,906	590	18,328
Other	300	—	—	10,475	217	5,158	16,150
Reimbursed expenses	221,341	7,263	78	17	4	2	228,705
REIT stock/unit-based compensation	66	92	56	—	—	—	214
Total operating expenses	247,730	26,056	77,869	17,151	4,037	7,457	380,300
OPERATING INCOME (LOSS)	7,332	(3,163)	9,366	3,203	(2,853)	4,733	18,618
Other	89	—	(1,048)	(619)	4	(1,760)	(3,334)
INCOME (LOSS) BEFORE INCOME TAXES	7,421	(3,163)	8,318	2,584	(2,849)	2,973	15,284
Income tax (expense) benefit	(251)	(678)	(3,318)	(680)	—	(768)	(5,695)
NET INCOME (LOSS)	7,170	(3,841)	5,000	1,904	(2,849)	2,205	9,589
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	677	153	830
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$7,170	$(3,841)	$5,000	$1,904	$(2,172)	$2,358	$10,419
Interest expense	—	—	861	537	—	1,884	3,282
Amortization of loan costs	—	—	94	41	—	—	135
Depreciation and amortization	9,107	8,914	5,043	1,487	7	332	24,890
Income tax expense (benefit)	251	678	3,318	680	—	768	5,695
EBITDA	16,528	5,751	14,316	4,649	(2,165)	5,342	44,421
Stock/unit-based compensation	233	52	44	13	—	—	342
Deferred compensation plans	—	—	—	53	—	—	53
Change in contingent consideration fair value	300	—	—	—	—	—	300
Transaction costs	1,387	—	55	335	—	—	1,777
Loss on disposal of assets	—	—	68	—	48	—	116
Legal, advisory and settlement costs	9	—	(60)	45	—	—	(6)
Severance and executive recruiting costs	50	77	19	8	1	—	155
Amortization of hotel signing fees and lock subsidies	—	—	490	—	21	—	511
Other (gain) loss	(31)	87	13	—	—	—	69
Adjusted EBITDA	18,476	5,967	14,945	5,103	(2,095)	5,342	47,738
Interest expense	—	—	(861)	(537)	—	(1,884)	(3,282)
Non-cash interest from finance lease	—	—	—	—	—	487	487
Adjusted income tax (expense) benefit	(3,726)	(1,584)	(2,684)	(413)	—	(855)	(9,262)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$14,750	$4,383	$11,400	$4,153	$(2,095)	$3,090	$35,681

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$2.42	$(1.30)	$1.69	$0.64	$(0.73)	$0.80	$3.52
Weighted average common shares outstanding - diluted	2,960	2,960	2,960	2,960	2,960	2,960	2,960
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.91	$0.57	$1.47	$0.54	$(0.27)	$0.40	$4.62
Weighted average diluted shares	7,729	7,729	7,729	7,729	7,729	7,729	7,729
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2023	2023	2023	2022	September 30, 2023
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$(3,070)	$1,501	$1,176	$(1,978)	$(2,371)
Net (income) loss from consolidated entities attributable to noncontrolling interests	190	214	288	341	1,033
Net (income) loss attributable to redeemable noncontrolling interests	(111)	(133)	(155)	(158)	(557)
Net income (loss) attributable to the company	(2,991)	1,582	1,309	(1,795)	(1,895)
Interest expense	3,657	3,422	2,835	3,214	13,128
Amortization of loan costs	268	264	241	237	1,010
Depreciation and amortization	8,998	8,692	8,532	9,276	35,498
Income tax expense (benefit)	(205)	1,227	620	2,559	4,201
Net income (loss) attributable to unitholders redeemable noncontrolling interests	111	133	155	158	557
EBITDA	9,838	15,320	13,692	13,649	52,499
Deferred compensation plans	(689)	(570)	(220)	90	(1,389)
Stock/unit-based compensation	465	992	487	454	2,398
Change in contingent consideration fair value	130	(480)	780	350	780
Transaction costs	685	419	203	113	1,420
Loss on disposal of assets	13	2	1,017	2,230	3,262
Reimbursed software costs, net	—	—	(74)	(74)	(148)
Legal, advisory and settlement costs	117	635	291	135	1,178
Severance and executive recruiting costs	785	1,133	1,143	1,009	4,070
Amortization of hotel signing fees and lock subsidies	334	305	240	85	964
Other (gain) loss	89	72	53	1,320	1,534
Adjusted EBITDA	$11,767	$17,828	$17,612	$19,361	$66,568